UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 12, 2005

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                        000-50052                 06-1393745
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (847) 444-3200


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On July 12, 2005, Kevin Armstrong, President and Chief Executive Officer, and William D. Forrest, Executive Chairman, gave a presentation at the CIBC World Markets Fifth Annual Consumer Growth Conference. The text of the slides used during the presentation is furnished as Exhibit 99.1, attached hereto.


Item 9.01 (c). Exhibits.

     99.1 Slides from the management presentation at CIBC World Markets Fifth Annual Consumer Growth Conference.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date: July 12, 2005

                                         By: /s/ Kevin Armstrong
                                            ------------------------------------
                                            Name: Kevin Armstrong
                                            Title: President and Chief Executive
                                                   Officer

                                  EXHIBIT INDEX


                                                                   Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

   99.1          Slides from the management presentation at             E
                 CIBC World Markets Fifth Annual Consumer
                 Growth Conference.